SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 7, 2002
                                                        ----------------
                             PLM International, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                       1-9670            94-3041257
(State  or  other  jurisdiction   (Commission       (IRS  Employer
 of  incorporation)               File  Number)   Identification  No.)


     120  Montgomery  Street,  Suite  1350,  San  Francisco,  CA  94104
     (Address  of  principal  executive  offices)           (Zip  Code)


Registrant's  telephone  number,  including  area  code  (415)  445-3201
                                                         ---------------




(Former  name  or  former  address,  if  changed  since  last  report)

Item  5.      Other  Events
              -------------
     On January 7, 2002, PLM International, Inc. issued a press release announcing that its special meeting of stockholders scheduled for January 8, 2002 has been adjourned to January 15, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

Item  7.     Financial  Statements, Pro Forma Financial Information and Exhibits
             -------------------------------------------------------------------

     (c)     Exhibits
             --------
Exhibit  99.1     Press  release  dated  January  7,  2002.

                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January  7,  2002               PLM  INTERNATIONAL,  INC.


                                   By:  /s/James A. Coyne
                                        -----------------
                                   Name:  James  A.  Coyne
                                   Title: Vice  President

                                  EXHIBIT INDEX
                                  -------------




        Exhibit
        Number    Exhibit Name                            Location
        ------    ------------                            --------


        99.1     Press release dated January 7, 2002.     Filed herewith